Exhibit 10.18 (a)

AMENDMENT TO THE

FRONTIER AIRLINES 2004 EQUITY INCENTIVE PLAN

March 30, 2006

          1. Plan Sponsor: Frontier Airlines, Inc., a Colorado Corporation.

          2. Amendment of Plan: The following Amendment to the Frontier Airlines 2004 Equity Incentive Plan is hereby adopted, effective as provided in Paragraph 3:

A.	Section 2(j) is amended by replacing the existing Section 2(j) with the following new Section 2(j):

(j)

“Share” means a share of the common stock, par value $0.001 per share, of Frontier Airlines Holdings, Inc., a Delaware corporation, or the number and kind of shares of stock or other securities which will be substituted or adjusted or such shares as provided in Section 11.

          3. Effective Date: The Effective Date of this Amendment will be the date that Frontier Airlines Holdings, Inc. common stock is first publicly traded.

          4. Terms and Conditions of Plan: Except for the above Amendment, all terms and conditions of the Plan are unamended and remain in full force and effect.

          5. Execution: The Plan Sponsor has executed this Amendment as of the date set forth above.

FRONTIER AIRLINES, INC. Plan Sponsor

By:

Paul H. Tate Senior Vice President and Chief Financial Officer